                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: August 31, 1999
                ---------------



                          Lowrance Electronics, Inc.
                   ----------------------------------------
            (Exact name of Registrant as specified in its charter)

       Delaware                      0-15240                  440624411
      ----------                    ---------                -----------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

              12000 East Skelly Drive
                  Tulsa, Oklahoma                                74128
              -----------------------                            -----
      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (918) 437-6881

                          LOWRANCE ELECTRONICS, INC.

                                F O R M   8 - K

                                Current Report
                  For the Event Occurring on August 26, 1999



Item 1.   Changes in Control of Registrant.
------    --------------------------------

          On August 26, 1999, Lowrance Electronics, Inc., a Delaware corporation, (the "Company") entered into an Amended and Restated Agreement and Plan of Merger By and Among Lowrance Electronics, Inc., Orbital Sciences Corporation and Orbital Merger Sub, Inc. (the "Amended Merger Agreement") pursuant to which the Company will be acquired by Orbital Sciences Corporation, a Delaware corporation, ("Orbital"). The Amended Merger Agreement provides for the merger of Orbital Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Orbital ("Merger Sub") with and into the Company. As a result of the proposed merger, when consummated, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation.

          Pursuant to the Amended Merger Agreement and subject to the terms and conditions set forth therein, at the time the merger is consummated, each share of issued and outstanding common stock, par value $0.10 per share, of the Company (the "Company Common Stock") will be converted at the time of the merger into the right for each holder of the Company Common Stock to receive $7.30 in cash for each share of the Company Common Stock.

          The Amended Merger Agreement is an amendment and restatement of the Agreement and Plan of Merger by and among the Company, Orbital and Magellan Corporation executed and effective as of March 11, 1999 (the "Old Merger Agreement"). The Old Merger Agreement contemplated the exchange of the Company Common Stock for common stock of Orbital. (See the Company's Form 8K dated March 19, 1999.)

          The boards of directors of the three companies have approved the transaction. The closing of the transaction is subject to a number of customary conditions, including approval of a minimum of 63 1/3% of the shareholders of Company. Copies of the Amended Merger

          Agreement and the press release are attached hereto as Exhibits A and
          B. The foregoing description of the Amended Merger Agreement is qualified in its entirety by reference to the full text of such Exhibit A. The Amended Merger Agreement and the press release are hereby incorporated by reference.


Item 2.   Acquisition or Disposition of Assets.
------    ------------------------------------

          Not applicable.

Item 3.   Bankruptcy or Receivership.
------    --------------------------

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
------    ---------------------------------------------

          Not applicable.

Item 5.   Other Events - Legal Proceeding.
------    -------------------------------

          Not applicable.

Item 6.   Resignations of Registrant's Directors.
------    --------------------------------------

          Not applicable.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          Not applicable.

Item 8.   Change in Fiscal Year.
------    ---------------------

          Not applicable.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        LOWRANCE ELECTRONICS, INC.



                                        By: /s/ Darrell J. Lowrance
                                            -----------------------
                                            Darrell J. Lowrance
Date:  August 31, 1999                      President and Chief
                                            Executive Officer

                                 EXHIBIT INDEX

Exhibit

   A. Amended and Restated Agreement and Plan of Merger By and Among Lowrance Electronics, Inc., Orbital Sciences Corporation and Orbital Merger Sub, Inc. effective as of March 11, 1999


   B. Joint Press Release issued by Lowrance Electronics, Inc. and Orbital Sciences Corporation on August 30, 1999